UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14,2009

CYIOS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27243	03-7392107
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1300 Pennsylvania Avenue, Suite 700, Washington, D.C.	20004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703)294-9933

N/A
(Former name or former address, if changed since last report)

This current report on Form 8-K is filed by CYIOS Corporation, a Nevada corporation (the “Registrant”), in connection with the items described below:

ITEM  4.01.  CHANGES IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

The Registrant's Board of Directors has made the decision to engage another auditor. On or about July 10, 2009, the Registrant's Board of Directors made the decision to engage Uma Basso with Jewett, Schwartz, Wolfe & Associates, as its new independent auditors.

Prior to making the decision to retain Uma Basso with Jewett, Schwartz, Wolfe & Associates, and during the period of time in which Baum and Company was the independent auditor, the Registrant has had no relationship with Jewett, Schwartz, Wolfe & Associates, CPA’s or any of its members. No accounting matters were discussed with this new firm other than the scope of its engagement.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)	Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.

(d)	Exhibits

16	Letter from Baum and Company dated July 14th, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYIOS CORPORATION

Date:	July 14, 2009	By:	/s/ Timothy W. Carnahan
Timothy W. Carnahan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Baum and Company dated July 14th, 2009